UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
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Soliciting Material Pursuant to §240.14a-12

Biostage, Inc.

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BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
April 12, 2019
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Biostage, Inc. (the “Annual Meeting”) to be held on Friday, May 24, 2019 at 10:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110. At the meeting, we will be voting on the matters described in this Proxy Statement.
We are using the Internet as our primary means of furnishing the proxy materials to our shareholders. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting.
We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about April 12, 2019. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 (referred to herein collectively as the “Proxy Materials”) are available at www.proxyvote.com.
The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders’ use of this process, including how to access our Proxy Statement and 2018 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.
If you are unable to attend the meeting, it is still important that your shares be represented and voted. To assure your representation at the meeting, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any shareholder who attends the meeting may vote in person, even if he or she has voted through the Internet, by telephone or by mail.
The Annual Meeting has been called for the following purposes:
1.
to elect two Class III Directors, nominated by the Board of Directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2022 and until each such Director’s successor is duly elected and qualified or until his earlier resignation or removal;

2.
to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
to approve the amendment of our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock to 60,000,000; and

4.
to consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Our Board of Directors recommends that you vote “FOR” the election of the nominees of the Board of Directors as Directors of Biostage, Inc., “FOR” the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm, and “FOR” the proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock to 60,000,000.
The Board of Directors has fixed the close of business on March 29, 2019 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.
Sincerely,
James McGorry
Chief Executive Officer

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
(774) 233-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 24, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Biostage, Inc. (the “Company”) will be held on Friday, May 24, 2019 at 10:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110 for the following purposes:
1.
The election of two Director Nominees as Class III Directors, nominated by the Board of Directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2022 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;

2.
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
To approve the amendment of our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock to 60,000,000; and

4.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 29, 2019 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.
In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
The Board of Directors of Biostage, Inc. recommends that you vote “FOR” the election of each nominee of the Board of Directors as a Director of Biostage, Inc., “FOR” the proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm, and “FOR” the proposal to approve the amendment of our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock to 60,000,000.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, May 24, 2019: The Proxy Statement and 2018 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2018, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.
By Order of the Board of Directors,
James McGorry
Chief Executive Officer
Holliston, Massachusetts
April 12, 2019

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Biostage, Inc.
Notice of 2019 Annual Meeting of Stockholders,
Proxy Statement and Other Information
Contents
PROXY STATEMENT	1
PROPOSAL 1 ELECTION OF DIRECTORS	4
INFORMATION REGARDING DIRECTORS	4
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES	7
CODE OF BUSINESS CONDUCT AND ETHICS	11
REPORT OF THE AUDIT COMMITTEE	11
EXECUTIVE COMPENSATION	12
SUMMARY COMPENSATION TABLE	12
DIRECTOR COMPENSATION	16
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2018	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
EQUITY COMPENSATION PLAN INFORMATION	21
TRANSACTIONS WITH RELATED PERSONS	22
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22
EXPENSES OF SOLICITATION	22
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING	22
SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES	23
STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS	23
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
PROPOSAL 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	25
PROPOSAL 3 APPROVAL OF AN AMENDMENT OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 60,000,000	26
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS	27
OTHER MATTERS	27
APPENDIX A CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1
i

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
(774) 233-7300

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Friday, May 24, 2019
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Biostage, Inc. (the “Company” or “we”) for use at the Annual Meeting of Stockholders of the Company to be held on May 24, 2019 at 10:00 a.m. Eastern Time at the offices of Burns & Levinson LLP, 125 Summer Street, Boston, Massachusetts 02110, and any adjournments or postponements thereof. You may obtain directions to the Annual Meeting at www.proxyvote.com. At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.
The election of two Director Nominees as Class III Directors, nominated by the Board of Directors, for a three-year term, such term to continue until the annual meeting of stockholders in 2022 and until such Director’s successor is duly elected and qualified or until his earlier resignation or removal;

2.
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.
To approve the amendment of our Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of common stock to 60,000,000; and

4.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission (SEC) instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail.
The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about April 12, 2019, in connection with the solicitation of proxies for the Annual Meeting.
The Board of Directors has fixed the close of business on March 29, 2019 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of Common Stock, par value $.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 6,169,645 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately 122 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.
The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting in person will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum.
Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of Directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.
With respect to the election of Class III directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. Votes may be cast for the directors or withheld. In a plurality election, votes may only be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of ”FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.
Approval of Proposal No. 2 regarding the ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal No. 2.
Approval of Proposal No. 3 regarding the approval of the proposed amendment of the Company’s Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock to 60,000,000 requires the affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this Proposal No. 3. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares on this Proposal No 3.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Annual Meeting. Any record holder as of the Record Date may attend the Annual Meeting in person and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Annual Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Our Board of Directors recommends an affirmative vote on all proposals specified in the notice for the Annual Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on Friday, May 24, 2019: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors of the Company currently consists of seven members and is divided into three classes of Directors, with two Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.
At the Annual Meeting, two Class III Directors, nominated by the Board of Directors, will stand for election to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.
The Board of Directors has nominated Mr. Jason Jing Chen and Mr. Matthew Dallas for election as the Class III Directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Mr. Chen and Mr. Dallas. The nominees have agreed to stand for election and, if elected, to serve as Directors. However, if any such person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.
Vote Required
The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of each of the nominees as a Class III Director of the Company.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: MR. JASON JING CHEN AND MR. MATTHEW DALLAS. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.
INFORMATION REGARDING DIRECTORS
Set forth below is certain information regarding the Directors of the Company and individuals nominated to serve as Directors, based on information furnished to the Company by each Director. The biographical description below for each Director or Director nominee includes his or her age, all positions he or she holds with the Company, his or her principal occupation and business experience over the past five years, and the names of other publicly-held companies for which he or she currently serves as a director or has served as a director during the past five years. The biographical description below for each Director or Director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our Directors and Director nominees have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.
Although we are not listed on the NASDAQ Stock Market (“NASDAQ”), the Board of Directors has determined that all of our Directors are “independent” as such term is currently defined by applicable NASDAQ rules, except for James J. McGorry, who is our Chief Executive Officer, and our Chairman Jason Jing Chen, who does not currently qualify as independent based on his relationships with our largest shareholder, DST Capital LLC, and its affiliates.
During 2018, there were several changes on our Board of Directors. On February 6, 2018, the Board of Directors effectuated the transition of Chairman role from our former director John F. Kennedy to Mr. Chen. On March 29, 2018, Dr. James Shmerling was appointed to the Board as a Class I director. Thomas H. Robinson did not stand for re-election at the 2018 Annual Meeting, and during June 2018, each of John J. Canepa and Blaine H. McKee, Ph.D. resigned from the Board of Directors. On November 6,

2018, our Board of Directors increased the number of directors on the Board from four to seven and appointed Mr. Jeffrey Young and Ms. Ting Li as additional Class II directors of the Company, and Mr. Matthew Dallas as an additional Class III director of the Company.
The following information is current as of March 25, 2019, based on information furnished to the Company by each Director:
Directors of Biostage, Inc.
Name	Age	Position with the Company	Director Since
Class I Directors – Term expires 2020
James J. McGorry	62	CEO and Director	2013
James Shmerling, DHA, FACHE(1)(2)(3)	64	Director	2018
Class II Directors – Term expires 2021
Ting Li	42	Director	2018
Jeffrey Young(1)	46	Director	2018
Wei Zhang, MD, Ph.D.(2)(3)	47	Director	2018
Class III Directors – Term expires 2019; Nominated to Serve a Term Expiring 2022
Jason Jing Chen *	57	Chairman	2018
Matthew Dallas*(1)	43	Director	2018

*
Nominee for election

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Governance Committee

Nominees for Election as Class III Directors — Nominated to Serve Terms Expiring in 2022
Jason Jing Chen — Chairman
Mr. Chen has served as a member of our Board of Directors since February 6, 2018. Mr. Chen has served as Senior Vice President of Business Development of Digitone Group, and Chief Executive Officer of its subsidiary DST Robotics Co Ltd. since October 2014. Prior to joining Digitone, Mr. Chen worked for Formica, as the General Manager of its Greater China business, from December 2010 to October 2014. Mr. Chen served as Vice President for Barco Great China and General Manager for the Security & Monitoring Division — China for Barco, Inc., a global company that develops networked solutions for the entertainment, enterprise and healthcare markets, from March 2008 to November 2009. Prior to joining Barco, Mr. Chen was the General Manger of the China and Hong Kong region for Waters Corporation from January 2005 to March 2008 where, among other managerial responsibilities, he was responsible for developing and implementing marketing strategies to grow the Chinese market. Prior to his time at Waters Corporation, Mr. Chen held various managerial roles of increasing importance at Hilti China. Mr. Chen began his career as an electrical engineer at Capital Iron & Steel Co. Mr. Chen received his MBA from Brigham Young University and has a B.S. in Electrical Engineering from the North China University of Technology, Beijing, China. We believe Mr. Chen’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in global commerce.
Matthew Dallas — Director
Mr. Dallas has served as a member of our Board of Directors since November 6, 2018 and is a member of the Audit Committee. Mr. Dallas brings more than 20 years of financial management experience, including 18 years in the life sciences industry. He is currently the Chief Financial Officer of AVEO Oncology, a biopharmaceutical company advancing a broad portfolio of targeted oncology medicines and other unmet medical treatments. Prior to AVEO, Mr. Dallas served as CFO and Treasurer of CoLucid Pharmaceuticals, a position he held through that biopharmaceutical company’s initial public offering, follow-on offering, and subsequent acquisition for approximately $960 million by Eli Lilly and Company in March 2017. Mr. Dallas also previously worked at Genzyme Corporation, NEN Life Sciences, and Kimberly-Clark Corporation where he held various positions of increasing responsibility in finance and accounting. Mr. Dallas holds a B.S. in finance from the University of Tennessee, Knoxville. We believe Mr. Dallas’ qualifications to sit on our Board of Directors include his experience as a CFO and his extensive background in the life sciences industry, in particular in relation to finance, accounting and operations.
Class I Directors — Term Expiring in 2020
James J. McGorry — Chief Executive Officer and Director
Mr. McGorry has served as our Chief Executive Officer since July 6, 2015. He has served as a member of our Board of Directors since February 2013. Mr. McGorry has more than 30 years of experience as a life science business leader in biologics, personalized medicine and medical devices, including multiple product launches. Prior to becoming CEO at Biostage, Mr. McGorry most recently served as Executive Vice President and General Manager, Translational Oncology Solutions for Champions Oncology and previously was Executive Vice President of Commercial Operations at Accellent. During a 12-year tenure at Genzyme, he held leadership positions across several therapeutic areas, including Bio Surgery, Cardiac Surgery, Oncology and Transplant. Mr. McGorry also was President of Clineffect Systems, an electronic medical records company. He began his life sciences career with Baxter Healthcare Corporation, where he spent 11 years in positions of increasing responsibility. Mr. McGorry also served as an officer in the United States Army for six years, including commanding a special operations Green Beret SCUBA detachment. Mr. McGorry has an MBA with a concentration in healthcare from Duke University, Fuqua School of Business, and a B.S. in engineering from the United States Military Academy at West Point where he was the president of his class. We believe Mr. McGorry’s qualifications to sit on our Board of Directors include his extensive executive leadership positions at several biotechnology and healthcare companies over the past 25 years.
James Shmerling, DHA, FACHE — Director
Dr. Shmerling has served as a member of our Board of Directors since March 29, 2018. Dr. Shmerling is a member of the Compensation Committee and the Chairman of the Governance Committee. Dr. Shmerling has served as the President and Chief Executive Officer of Connecticut Children’s Medical Center since October 2015. Dr. Shmerling is a seasoned executive who has worked in leadership roles at several pediatric hospitals around the United States during his career. For over three decades, he has served in management roles at children’s hospitals across the country and is nationally recognized as a leader in issues concerning children’s health and wellness. Prior to joining Connecticut Children’s, Dr. Shmerling spent eight years as the Chief Executive Officer of Children’s Hospital Colorado. Before that, he was the Executive Director and Chief Executive Officer of the Monroe Carell Jr. Children’s Hospital at Vanderbilt from 2002 to 2007. Dr. Shmerling is a Fellow in the American College of Health Care Executives (ACHE). He is an adjunct faculty member in the Hospital Administration programs, University of Alabama at Birmingham. Dr. Shmerling received a B.S. in Health Education from the University of Tennessee, an M.S. in Hospital and Health Administration from the University of Alabama in Birmingham, an M.B.A. from Samford University and a Doctorate of Health Administration from the Medical University of South Carolina. We believe Dr. Shmerling’s qualifications to sit on our Board of Directors include his extensive leadership experience at children’s hospitals and his status as a leader in issues concerning children’s health and wellness.
Class II Directors — Term Expiring in 2021
Ting Li — Director
Ms. Li has served as a member of our Board of Directors since November 6, 2018. Ms. Li brings over 20 years of investment banking experience, building relationships between customers and enterprises. Ms. Li is currently a managing partner at Donghai Securities Co., Ltd, a top asset management company in

China, and also serves as the Vice President of the Jilin Enterprise Chamber of Commerce and advisor of the School of Continuing Education of Tsinghua University. Ms. Li holds a bachelor degree in accounting from China’s Changchun Taxation College in Changchun, Jilin Province, and a master’s degree in software engineering from Jilin University, also in Changchun. We believe Ms. Li’s qualifications to sit on our Board of Directors include her extensive education and investment banking experience.
Jeffrey Young — Director
Mr. Young has served as a member of our Board of Directors since November 6, 2018 and is the Chairman of the Audit Committee. Mr. Young, meanwhile, also brings over 20 years of finance, capital markets, and financial operations experience in the life sciences sector. He is currently the Chief Financial Officer of Axial Biotherapeutics, a biopharmaceutical company developing a new class of therapeutics for central nervous system (CNS) disorders by harnessing the link between the human gut microbiome and the CNS. Prior to Axial, Mr. Young served as CFO, Treasurer and Secretary at Juniper Pharmaceuticals, Inc., where he played an instrumental role in Juniper’s acquisition by Catalent. Prior to Juniper, Mr. Young served as CFO and Treasurer of OvaScience, Transmedics, and Lantheus Medical Imaging. He also previously worked at Critical Therapeutics, PerkinElmer, Inc., and PriceWaterhouseCoopers LLP where he held various positions of responsibility in finance and accounting. Mr. Young holds a B.S. in business administration from Georgetown University. We believe Mr. Young’s qualifications to sit on our Board of Directors include his experience as a CFO and his extensive background in the life sciences sector, in particular in relation to accounting, finance, capital markets and operations.
Wei Zhang, MD, Ph.D. — Director
Dr. Zhang has served as a member of our Board of Directors since May 23, 2018. Dr. Zhang is a member of the Governance Committee and the Chairman of the Compensation Committee. Dr. Zhang has served as a faculty director for Global Executive Program at Peking University where he has led company specific programs across the world, and his clients include Novartis, Nestle, IBM, Johnson & Johnson, Roche, Marsh & McLennan etc. Dr. Zhang was a permanent faculty of management at China Europe International Business School (CEIBS) from 2008 to 2012 and was the founding director of CEIBS Center for Health Care Policy and Management. He was also a Distinguished Bing Fellow of Health Economics at RAND (US) in 2008 and has been an adjunct faculty at Peking University School of Government. Dr. Zhang received his Ph.D. in Health Policy from Harvard University (an interfaculty program between Graduate School of Arts and Sciences, Business School, Kennedy School of Government, and Medical School), and M.D. from Peking Union Medical College (founded by Rockefeller Foundation in 1918). We believe that Dr. Zhang’s qualification to sit on our Board of Directors include his broad expertise and leadership experience in business model innovation, leading strategy transformation, non-market strategy, and health care innovation.
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
During the year ended December 31, 2018, our Board of Directors held eleven meetings. Each of the Directors attended at least 85% of the total number of meetings of the Board of Directors and of the committees of which he or she was a member, other than Ms. Li who was added to the Board on November 6, 2018. The Board of Directors encourages Directors to attend in person the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. All of the Directors in office at the time attended, in person or by telephone, the 2018 Annual Meeting of Stockholders held on May 23, 2018.The non-employee Directors meet regularly in executive sessions outside the presence of management.
Jason Jing Chen serves as the Chairman of the Board. Among other things, the Chairman provides feedback to the Chief Executive Officer on executive sessions and facilitates discussion among the independent directors outside of meetings of the Board of Directors. The Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. Our Board of Directors currently believes that separating the roles of Chief

Executive Officer and Chairman contributes to an efficient and effective board. Our Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the Board and management team. From time to time, the Board will evaluate whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated. The Board has determined that having separate roles of our Company’s Chief Executive Officer and Chairman is in the best interest of our stockholders at this time.
The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee.
As described in more detail below under the heading “Change In Control,” following our December 2017 private placement, the Board of Directors has undergone several changes in connection with the exercise of board representation and nomination rights granted to the respective investors and their affiliates. These changes included the transition of the Chairman role from our former director John F. Kennedy to Mr. Chen, as well as the additions of Dr. Shmerling, Dr. Zhang, Ms. Li, Mr. Dallas and Mr. Young to the Board of Directors. In connection with this ongoing transition, the Board of Directors continues to evaluate the membership and role of each of the committees of the Board of Directors, as well as the charters governing the same.
Audit Committee
The Audit Committee currently consists of Messrs. Dallas, Shmerling and Young. Mr. Young serves as the Chairman. Dr. Shmerling was appointed to the Audit Committee in March 2018 and Mr. Young and Mr. Dallas were appointed in November 2018. Prior to Mr. Young’s appointment, Dr. Shmerling served as the Chairman. The Audit Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. The Audit Committee met eight times during 2018.
Under its charter, the Audit Committee is responsible for, among other things:
•
reviewing with the independent registered public accounting firm and management the adequacy and effectiveness of internal controls over financial reporting and related matters;

•
reviewing and consulting with management and the independent registered public accounting firm on matters related to the annual audit, the annual and quarterly financial statements and related disclosures, earnings releases and related accounting principles, policies, practices and judgments;

•
making a recommendation to the Board as to whether our audited financial statements should be included in our Annual Report on Form 10-K;

•
appointing, retaining and terminating, and determining compensation of, the Company’s independent auditors;

•
assurance of the regular rotation of audit partners, including any lead and concurring partners, in accordance with applicable laws and regulations;

•
preparation of the Audit Committee report required to be included in our annual proxy statement;

•
reporting matters that arise relating to quality or integrity of our financial statements, legal compliance, performance of the independent auditors and other matters, to the Board and reviewing such matters with the Board; and

•
the oversight of the Company’s independent auditors and the evaluation of the independent auditors’ qualifications, performance and independence, including performance of the lead audit partner, and reporting of such evaluation to the Board.

The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board and the Audit Committee discuss matters relating to risks that arise or may arise.

The Audit Committee is also responsible for, and has established policies and procedures with respect to, the pre-approval of all services provided by the independent auditors. When assessing the independence of our auditors, the Audit Committee considers the independent registered public accounting firm’s provision of non-audit services to the Company.
The Audit Committee has also established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company. The Board of Directors and the Audit Committee adopted a Code of Business Conduct and Ethics, a current copy of which is available on the Corporate Governance page in the Investor section of our website at www.biostage.com.
With respect to the Company’s independent registered public accounting firm, in accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. Our Audit Committee is involved in the selection of the lead audit partner. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chairman of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.
The Board of Directors has determined that all members of the Audit Committee are “independent” as such term is currently defined by NASDAQ rules (although we are not listed on the NASDAQ), meet the criteria for independence set forth under the rules of the SEC, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that Mr. Young and Mr. Dallas each qualifies as an “audit committee financial expert” under the rules of the SEC.
The Audit Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.biostage.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.
Compensation Committee
The Compensation Committee currently consists of Dr. Shmerling and Dr. Zhang, who serves as the Chairman. The Compensation Committee is comprised entirely of independent Directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the transition following the December 2017 private placement, the Compensation Committee did not formally meet during 2018. The Board of Directors will continue to evaluate the role of the Compensation Committee and to the extent advisable, will appoint additional directors to serve as members of the Compensation Committee.
The Compensation Committee assists the Board with determining and overseeing the execution of our compensation philosophy and overseeing the administration of our executive compensation programs. Its responsibilities also include assisting the Board with oversight as to the Company’s compensation and benefit plans and policies, retaining or terminating committee advisors, independence evaluation of compensation advisors, administering its stock plans (including reviewing and approving equity grants) and reviewing and approving annually all compensation decisions for the Company’s executive officers, including the Chief Executive Officer and the Chief Financial Officer.
The Board of Directors has determined that all members of the Compensation Committee are “independent” as such term is currently defined by NASDAQ rules.
The Compensation Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.biostage.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.
Governance Committee
The current members of the Governance Committee are Dr. Zhang and Dr. Shmerling, who serves as the Chairman. The Governance Committee is comprised entirely of independent directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the transition following the December 2017 private placement, the Governance Committee did not formally meet during 2018. The Board of Directors will continue to evaluate the role of the Governance Committee and to the extent advisable, appoint one or more additional directors to serve as members of the Governance Committee.
Under the terms of its charter, the Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria recommended by the Governance Committee and approved by the Board of Directors, and recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders. Its responsibilities also include recommending to the Board of Directors the criteria for membership on Board Committees. The Governance Committee is also responsible for reviewing all stockholder nominations and proposals submitted to the Company, determining whether such nominations or proposals were timely submitted and assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.
In identifying and evaluating nominees for the Board of Directors, the Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, including our Chairman, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. In addition, the Governance Committee has established a policy that it will review and consider any Director candidates who have been recommended by securityholders in compliance with certain procedures established by the Governance Committee. The procedures to be followed by securityholders in submitting such recommendations are described in the section entitled “Submission of Securityholder Recommendations for Director Candidates” included in this Proxy Statement. The Governance Committee will review and evaluate the qualifications of any such proposed Director candidate and conduct inquiries it deems appropriate.
The Governance Committee will evaluate all such proposed Director candidates, including those recommended by securityholders in compliance with the procedures established by the Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the Governance Committee may consider whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance Committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.
The Board of Directors has determined that all members of the Governance Committee are “independent” as such term is currently defined by NASDAQ rules.
The Governance Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.biostage.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.
The Board’s Role in Risk Oversight
Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its Committees, oversees risk management. The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board of Directors and the Audit Committee review and discuss, including with management, risks that arise or may arise, including in relation to legal, compliance and cyber-security. For example, the Audit Committee discusses financial risk, including with respect to financial reporting and internal controls, with management and our independent registered public accounting firm and the steps management has taken to minimize those risks. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a Committee of the Board) of significant transactions and other material decisions.
CODE OF BUSINESS CONDUCT AND ETHICS
The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of our Company and its subsidiaries including, without limitation, the Chairman of the Board, the Chief Executive Officer, and the Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor section of our website at www.biostage.com. We intend to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on our website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered a part of, this Proxy Statement.
REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2018 as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2018.

2.
The Audit Committee has discussed with representatives of RSM US LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.
The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee:
Jeffrey Young, Chairman of the Audit Committee*
Matthew Dallas*
James Shmerling, DHA, FACHE*

*
Dr. Shmerling joined the Board on March 29, 2018, while Messrs. Young and Dallas joined on November 6, 2018.

EXECUTIVE COMPENSATION
We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act of 2012. As a result, we have elected to comply with the reduced disclosure requirements applicable to emerging growth companies in accordance with SEC rules. We had two named executive officers who served in such capacity during the entire fiscal year ended December 31, 2018. They were James McGorry, our Chief Executive Officer, and Thomas McNaughton, our Chief Financial Officer. Our remaining named executive officer is William Fodor, Ph.D., our Chief Scientific Officer, who became an employee on July 2, 2018.
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation paid or earned by each of the named executive officers for services rendered in all capacities during the fiscal years ended December 31, 2017 and December 31, 2018.
Name and Principal Position	Year	Salary	Stock Awards(1)	Option Awards(2)	All Other Compensation	Total
James McGorry Chief Executive Officer	2018	$411,058	—	$699,694	$9,545(3)	$1,120,297
	2017	$338,942	$50,688	$71,931	$15,920(4)	$477,481
Thomas McNaughton Chief Financial Officer	2018	$338,712	—	$427,592	$14,916(5)	$781,220
	2017	$279,289	$28,512	$40,461	$15,202(6)	$363,464
William Fodor, PhD Chief Scientific Officer	2018	$140,769	—	$847,713	$4,396(7)	$992,878

(1)
Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”, excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are set forth under Share-Based Compensation in Note 13 to our audited financial statements for the fiscal year ended December 31, 2018, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2019.

(2)
Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”, excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are set forth under Share-Based Compensation in Note 13 to our audited financial statements for the fiscal year ended December 31, 2018, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2019.

(3)
Amount represents $7,644 for matching contributions made by the Company to Mr. McGorry’s tax-qualified 401(k) Savings Plan account and premiums in the amount of  $1,901 for a life insurance policy.

(4)
Amount represents $14,019 for matching contributions made by the Company to Mr. McGorry’s tax-qualified 401(k) Savings Plan account and premiums in the amount of  $1,901 for a life insurance policy.

(5)
Amount represents $13,678 for matching contributions made by the Company to Mr. McNaughton’s tax-qualified 401(k) Savings Plan account and premiums in the amount of  $1,238 for a life insurance policy.

(6)
Amount represents $13,964 for matching contributions made by the Company to Mr. McNaughton’s tax-qualified 401(k) Savings Plan account and premiums in the amount of  $1,238 for a life insurance policy.

(7)
Amount represents $3,519 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of  $877 for a life insurance policy.

Discussion of Summary Compensation Table and Related Matters
2018 Executive Compensation
Salary and Bonus
In the first quarter of 2018, the Board of Directors reviewed the overall executive compensation of the Company’s named executive officers. Except as noted below, based on a variety of factors, with respect to the named executive officers, the Board of Directors elected to not approve any salary increases or cash incentive compensation for 2018. In connection with the employment of Dr. Fodor, the Board of Directors approved his offer letter which provides for an initial annual base salary of  $305,000. In addition, the annual salaries for Messrs. McGorry and McNaughton, which had been temporarily reduced to $187,500 and $154,500, respectively, beginning in October 2017, were reinstated to 80% of their contracted rates in January 2018 and to 100% of their contracted rates in July 2018. The difference between their contracted rates and temporary reduction were paid in the second quarter of 2018.
Long-Term Equity Incentive Compensation
In 2018, the Board of Directors approved grants of long-term equity incentive awards in the form of stock options to executives as part of our total compensation package. The long-term equity incentive awards were granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance. The long-term incentive grants made to our named executive officers during the fiscal year ended December 31, 2018 are described in the table below.
Name and Principal Position	Stock Option Awards
James McGorry Chief Executive Officer	342,467(1)
Thomas McNaughton Chief Financial Officer	209,286(1)
William Fodor, PhD Chief Scientific Officer	209,286(1)

(1)
One half of these options vest in four equal installments on December 31, 2018, 2019, 2020 and 2021, and the remaining half vests based on certain performance milestones established by the Board of Directors.

Employment Agreements and Severance and Change in Control Benefits
James McGorry
We entered into an employment agreement with Mr. McGorry dated as of June 23, 2015 and effective as of July 6, 2015, appointing Mr. McGorry as our Chief Executive Officer. Mr. McGorry’s employment agreement has a term of three years, but will automatically renew for successive one-year periods unless either party provides 90 days’ notice that it does not wish to extend the agreement. Mr. McGorry’s employment agreement provides for an annual base salary in the amount of three hundred seventy-five thousand dollars ($375,000) which will be reevaluated on an annual basis by the Board of Directors or the compensation committee. Mr. McGorry also received an option to purchase 33,570 shares of our common stock (reflects the 20 to 1 reverse stock split of the Company on December 22, 2017) upon the commencement of his employment, which vests in four equal installments on January 1 of 2016, 2017, 2018 and 2019. Mr. McGorry is eligible to receive cash incentive compensation as determined by the Board of Directors or the compensation committee, and is also eligible to participate in all of our employee benefit plans, including without limitation, retirement plans, stock option plans, stock purchase plans and medical insurance plans.
Mr. McGorry’s employment agreement also provides for payments to be made to Mr. McGorry in the event of his termination under certain circumstances. If Mr. McGorry’s employment is terminated by us without “cause” (as such term is defined in Mr. McGorry’s employment agreement) or by Mr. McGorry for “good reason” (as such term is defined in Mr. McGorry’s employment agreement), we are obligated to pay Mr. McGorry the sum of his average annual base salary for the prior three fiscal years or annual salary for the prior fiscal year, whichever is higher, and his average annual cash incentive compensation for the prior three fiscal years or annual cash incentive compensation for the prior fiscal year, whichever is higher. Such payment is conditioned upon Mr. McGorry’s execution of a general release of claims against us. In addition, all of Mr. McGorry’s stock options or stock-based awards that would otherwise vest within the 12-month period following such termination shall accelerate and become immediately exercisable. We shall continue to pay health insurance premiums for health insurance coverage for Mr. McGorry and his immediate family for a period of one year following his termination without cause or for good reason.
Mr. McGorry may also be entitled to certain payments in the event of a change in control of our Company. If Mr. McGorry’s employment is terminated by us without cause or by Mr. McGorry for good reason within 18 months of a change in control of our Company, Mr. McGorry is entitled to receive a lump sum cash payment in an amount equal to the sum of Mr. McGorry’s current or most recent annual salary and his most recent cash incentive compensation. In addition, in the event of a change in control, all of Mr. McGorry’s stock options or stock-based awards shall accelerate and become immediately exercisable. We will continue to pay health insurance premiums for health insurance coverage for Mr. McGorry and his immediate family for a period of one year following his termination as a result of a change in control. In connection with the closing of our December 2017 private placement that is described in more detail below under the heading “Change In Control,” Mr. McGorry entered into an agreement pursuant to which he acknowledged that he was not entitled to any compensation payable solely as a result of any change of control that may have resulted from such private placement.
Mr. McGorry will not be entitled to severance payments unless mutually agreed upon in writing if Mr. McGorry is terminated for cause, due to death or disability, or he terminates his employment without good reason. In the event Mr. McGorry is terminated due to death or disability, we will continue to pay health insurance premiums for health insurance coverage for Mr. McGorry and his immediate family for a period of one year following his termination.
Pursuant to the terms of his employment agreement, Mr. McGorry is also subject to certain confidentiality, non-solicitation and non-competition obligations. The non-solicitation and non-competition obligations survive during the term of his agreement and for a period of 12 months thereafter.
For purposes of Mr. McGorry’s employment agreement, “cause” means: (A) conduct by Mr. McGorry constituting a material act of willful misconduct in connection with the performance of his duties; (B) criminal or civil conviction of Mr. McGorry, a plea of nolo contendere by Mr. McGorry or conduct by Mr. McGorry that would reasonably be expected to result in material injury to our reputation if he were retained in his position with us; (C) continued, willful and deliberate non-performance by Mr. McGorry of his duties; (D) a breach by Mr. McGorry of his confidentiality, non-solicitation and non-competition obligations to us; or (E) a material violation by Mr. McGorry of our employment policies.
For purposes of Mr. McGorry’s employment agreement, “good reason” means the occurrence of any of the following events: (A) a substantial diminution or other substantive adverse change, not consented to by Mr. McGorry, in his responsibilities, authorities, powers, functions or duties; (B) any removal of Mr. McGorry’s title of President and/or Chief Executive Officer; (C) an involuntary reduction in Mr. McGorry’s annual salary except for across-the-board reductions similarly affecting substantially all management employees; (D) a breach by us of any of our other material obligations under Mr. McGorry’s employment agreement; (E) the involuntary relocation of our offices at which Mr. McGorry is principally employed to a location more than 30 miles from our current offices; or (F) our failure to obtain the agreement from any successor company to us to assume and agree to perform Mr. McGorry’s employment agreement.
Thomas McNaughton
On October 31, 2013, we entered into an Employment Agreement with Mr. McNaughton. The term of this agreement commenced on November 1, 2013. Mr. McNaughton’s employment agreement has a term of two years, but will automatically renew for successive two-year periods unless either party provides 90 days’ notice that it does not wish to extend the agreement. Mr. McNaughton’s employment agreement provides for an annual base salary in the amount of three hundred nine thousand dollars ($309,000) which will be reevaluated on an annual basis by the Board of Directors or the compensation committee. Mr. McNaughton is eligible to receive cash incentive compensation as determined by the Board of Directors or the compensation committee, and is also eligible to participate in all of our employee benefit plans, including without limitation, retirement plans, stock option plans, stock purchase plans and medical insurance plans.
Mr. McNaughton’s employment agreement also provides for payments to be made to Mr. McNaughton in the event of his termination under certain circumstances. If Mr. McNaughton’s employment is terminated by us without “cause” (as such term is defined in Mr. McNaughton’s employment agreement) or by Mr. McNaughton for “good reason” (as such term is defined in Mr. McNaughton’s employment agreement), we are obligated to pay Mr. McNaughton the sum of his average annual base salary for the prior three fiscal years or annual salary for the prior fiscal year, whichever is higher, and his average annual cash incentive compensation for the prior three fiscal years or annual cash incentive compensation for the prior fiscal year, whichever is higher. Such payment is conditioned upon Mr. McNaughton’s execution of a general release of claims against us. In addition, all of Mr. McNaughton’s stock options or stock-based awards that would otherwise vest within the 18-month period following such termination shall accelerate and become immediately exercisable. We shall continue to pay health insurance premiums for health insurance coverage for Mr. McNaughton and his immediate family for a period of one year following his termination without cause or for good reason.
Mr. McNaughton may also be entitled to certain payments in the event of a change in control of our Company. If Mr. McNaughton’s employment is terminated by us without cause or by Mr. McNaughton for good reason within 18 months of a change in control of our Company, Mr. McNaughton is entitled to receive a lump sum cash payment in an amount equal to the sum of Mr. McNaughton’s most recent annual salary and his most recent cash incentive compensation. In addition, in the event of a change in control, all of Mr. McNaughton’s stock options or stock-based awards shall accelerate and become immediately exercisable. We will continue to pay health insurance premiums for health insurance coverage for Mr. McNaughton and his immediate family for a period of one year following his termination as a result of a change in control. In connection with the closing of our December 2017 private placement that is described in more detail below under the heading “Change In Control,” Mr. McNaughton entered into an agreement pursuant to which he acknowledged that he was not entitled to any compensation payable solely as a result of any change of control that may have resulted from such private placement.
Mr. McNaughton will not be entitled to severance payments unless mutually agreed upon in writing if Mr. McNaughton is terminated for cause, due to death or disability, or he terminates his employment without good reason. In the event Mr. McNaughton is terminated due to death or disability, we will continue to pay health insurance premiums for health insurance coverage for Mr. McNaughton and his immediate family for a period of one year following his termination.
Mr. McNaughton is also eligible to receive a gross up payment in the event that any amounts received pursuant to the terms of his employment agreement are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”), or any interest or penalties on such excise tax are incurred by Mr. McNaughton. Such payment will be equal to the amount of  (i) the excise tax, (ii) any federal, state or local tax resulting from the gross up payment and (iii) any interest and/or penalties assessed with respect to such excise tax. Pursuant to the terms of his employment agreement, Mr. McNaughton is also subject to certain confidentiality, non-solicitation and non-competition obligations. The non-solicitation and non-competition obligations survive during the term of his agreement and for a period of 12 months thereafter.
For purposes of Mr. McNaughton’s employment agreement, “cause” means: (A) conduct by Mr. McNaughton constituting a material act of willful misconduct in connection with the performance of his duties; (B) criminal or civil conviction of Mr. McNaughton, a plea of nolo contendere by Mr. McNaughton or conduct by Mr. McNaughton that would reasonably be expected to result in material injury to our reputation if he were retained in his position with us; (C) continued, willful and deliberate non-performance by Mr. McNaughton of his duties; (D) a breach by Mr. McNaughton of his confidentiality, non-solicitation and non-competition obligations to us; or (E) a violation by Mr. McNaughton of our employment policies.
For purposes of Mr. McNaughton’s employment agreement, “good reason” means the occurrence of any of the following events: (A) a substantial diminution or other substantive adverse change, not consented to by Mr. McNaughton, in his responsibilities, powers, or duties; (B) any removal of Mr. McNaughton’s title of Chief Financial Officer; (C) an involuntary reduction in Mr. McNaughton’s annual salary except for across-the-board reductions similarly affecting substantially all management employees; (D) a breach by us of any of our other material obligations under Mr. McNaughton’s employment agreement; (E) the involuntary relocation of our offices at which Mr. McNaughton is principally employed to a location more than 30 miles from our current offices; or (F) our failure to obtain the agreement from any successor company to us to assume and agree to perform Mr. McNaughton’s employment agreement.
William Fodor, Ph.D.
On July 2, 2018, William Fodor, Ph.D., our Chief Scientific Officer became an employee of the Company. The employment commenced in accordance with an offer letter executed as of June 4, 2018. Dr. Fodor is an at-will employee and his offer letter provides for an annual base salary in the amount of three hundred five thousand dollars ($305,000). Dr. Fodor is eligible to participate in all of our employee benefit plans, including without limitation, our 2013 Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.
Retirement and Other Benefits
We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Code. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. In addition, all full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical coverage, vision coverage, dental coverage, disability insurance, and life insurance.
REPORT OF THE COMPENSATION COMMITTEE
Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.
DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board of Directors.

Directors who are also employees of the Company receive no additional compensation for service as a director.
In the fourth quarter of the fiscal year ended December 31, 2018, our Board of Directors approved the following compensation arrangements for our non-employee directors:
•
Annual compensation to consist of cash fees of  $20,000 to be paid in quarterly increments, and a grant of stock options with a value of  $25,000 at the grant date, with the initial grant date under the policy being the third business day following the Corporation’s earnings release for the third quarter 2018, and annually thereafter, the grant date shall be the fifth business day following the Corporation’s annual stockholders meeting, with all such awards to vest in full in equity quarterly increments over a period of one year from the grant date.

•
In addition, all non-employee directors shall be reimbursed for their expenses incurred in connection with attending Board and Committee meetings.

Prior to the implementation of the revised policy described above, the following were the compensation arrangements for our non-employee directors. With respect to the fiscal year ended December 31, 2018, pro-rata compensation under the prior policy below was paid to non-employee directors who resigned from the Board of Directors in 2018:
•
Each non-employee director that was elected to our Board of Directors was entitled to receive a non-qualified stock option to purchase 1,250 shares of our Common Stock vesting one year from the date of grant and granted on the fifth business day following his or her initial election to the Board of Directors. Each non-employee director was also entitled to receive an annual retainer of $30,000 paid in four equal quarterly installments. Each non-employee director was also entitled to receive a non-qualified stock option to purchase 1,250 shares of our Common Stock vesting one year from the date of grant and granted on the third business day following the issuance of our earnings release for year-end results. The policy also provided that non-employee directors continue to be reimbursed for their expenses incurred in connection with attending Board of directors and committee meetings.

DIRECTOR COMPENSATION TABLE
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2018.
Name	Fees earned or paid in cash	Option awards(1)(2)	Total
Jason Jing Chen	$17,918	$25,000	$42,918
Matthew Dallas	$3,014	$25,000	$28,014
Ting Li	$3,014	$25,000	$28,014
James Shmerling, DHA FACHE	$15,178	$25,000	$40,178
Jeffrey Young	$3,014	$25,000	$28,014
Wei Zhang MD, Ph.D	$12,164	$25,000	$37,164
John J. Canepa	$12,575	—	$12,575
John F. Kennedy	$2,548	—	$2,548
Blaine H. McKee	$12,658	—	$12,658
Thomas H. Robinson	$11,671	—	$11,671

(1)
Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”. Assumptions used in the calculation of this amount are included under Share-Based Compensation in Note 13 to our audited financial statements for the fiscal year ended December 31, 2018, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 29, 2019.

(2)
The aggregate number of option awards outstanding and held by each non-employee director at our fiscal year ended December 31, 2018 were 10,897 for Mr. Chen, Mr. Dallas, Ms. Li, Dr. Shmerling, Mr. Young, and Dr. Zhang.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2018
The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of restricted stock units held by our named executive officers as of December 31, 2018. All option and restricted stock unit awards below reflect our reverse stock split in December 2017 at a ratio of 1-for-20 shares.
	Option Awards				Restricted Stock Units
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Securities Underlying Restricted Stock Units
James McGorry	1,250	—	$85.80	11/18/2023	—
	1,250	—	$36.80	5/29/2025	—
	25,177	8,393(1)	$27.60	7/6/2025	—
	3,750	3,750(2)	$33.80	3/22/2026	—
	3,350	10,050(3)	$7.68	3/14/2027	—
	42,808	128,425(4)	$2.72	5/29/2028	—
	—	171,234(5)	$2.72	5/29/2028	—
	—	—	—	—	6,600(6)
Thomas McNaughton	555	—	$65.40	5/21/2019	—
	138	—	$115.80	6/2/2021	—
	219		$73.40	6/1/2022	—
	103	—	$104.40	5/31/2023	—
	2,418	1,209(7)	$85.80	11/18/2023	—
	7,256	—	$85.80	11/18/2023	—
	3,187	1,063(8)	$36.80	5/29/2025	—
	3,750	1,250(9)	$28.00	8/31/2025	—
	1,875	1,875(2)	$33.80	3/22/2026	—
	1,884	5,653(3)	$7.68	3/14/2027	—
	26,161	78,482(4)	$2.72	5/29/2028	—
	—	104,643(5)	$2.72	5/29/2028	—
	—	—	—	—	3,712(6)
William Fodor, Ph.D	26,161	78,482(4)	$2.72	5/29/2028	—
	—	104,643(5)	$2.72	5/29/2028	—

(1)
The option was granted on July 6, 2015 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on January 1 of each of 2016, 2017, 2018 and 2019.

(2)
The option was granted on March 22, 2016 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on March 22 of each of 2017, 2018, 2019 and 2020.

(3)
The option was granted on March 14, 2017 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on March 14 of each of 2018, 2019, 2020 and 2021.

(4)
The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on December 31 of each of 2018, 2019, 2020 and 2021.

(5)
The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares become exercisable based to the achievement of certain milestone targets determined by our Board of Directors.

(6)
The restricted stock units were granted on March 14, 2017 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on March 14 of each of 2018, 2019, 2020 and 2021.

(7)
The option was granted on November 18, 2013 and, assuming continued employment with our Company, the unvested shares become exercisable in two equal increments subject to the achievement of certain milestone targets determined by our Board of Directors.

(8)
The option was granted on May 29, 2015 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on May 29 of each of 2016, 2017, 2018 and 2019.

(9)
The option was granted on August 31, 2015 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on August 31 of each of 2016, 2017, 2018 and 2019.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Our Common Stock is currently our only class of voting securities issued and outstanding. The following table sets forth information regarding the beneficial ownership of all classes of our voting securities as of March 25, 2019 by: (i) all persons known by us to own beneficially more than 5% of our voting securities; (ii) each of our directors and nominees for Director; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after March 25, 2019 through the exercise of any warrant, stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after March 25, 2019, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.
Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.
	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)
Greater than 5% Holder
DST Capital LLC and Affiliates	4,370,722	49.99%(3)
Du Xiaoyu	750,000	12.2%(4)
Zhou Heping	500,000	8.1%(5)
Jinhui Liu	368,318	6.0%(6)
Hong Yu	370,681	5.7%(7)

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)
Named Executive Officers
James J. McGorry	102,918	1.6%(8)
Thomas W. McNaughton	66,744	1.1%(9)
William Fodor, Ph.D	26,161	*(10)
Non-employee Directors
Jason Jing Chen	215,449	3.4%(11)
Matthew Dallas	5,449	*(12)
Ting Li	5,449	*(12)
James Shmerling, DHA FACHE	5,449	*(12)
Jeffrey Young	5,449	*(12)
Wei Zhang MD, Ph.D	5,449	*(12)
All current executive officers and directors, as a group (9 persons)	438,517	6.7%(13)

*
Represents less than 1% of all of the outstanding shares of Common Stock (as calculated in accordance with footnote (2) below).

(1)
Unless otherwise indicated, the address for all persons shown is c/o Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

(2)
Based on 6,169,645 shares of Common Stock outstanding on March 25, 2019, together with the applicable options and warrants held by the respective stockholder in the table above that become exercisable within 60 days.

(3)
This information is based upon a Schedule 13D (Amendment No. 2) filed jointly by DST Capital LLC (“DST Capital”), Polyvia, LLC, Jing Chen, Jiang Shao, and Bin Zhao reporting beneficial ownership as of January 31, 2019. DST Capital serves as the investment manager to certain funds that own the shares and warrants. Consists of 2,530,722 shares of Common Stock and warrants to purchase up to 1,840,000 shares of Common Stock. The warrants are subject to a 49.99% beneficial ownership limitation, and the percentage set forth above gives effect to such limitation.

(4)
This information is based upon a Schedule 13D filed by Du Xiaoyu reporting beneficial ownership as of May 29, 2018.

(5)
This information is based upon a Schedule 13D filed by Zhou Heping reporting beneficial ownership as of May 29, 2018.

(6)
This information is based upon a Schedule 13D filed by Jinhui Liu reporting beneficial ownership as of February 20, 2018.

(7)
Includes 300,000 warrants transferred from DST Capital to Mr. Yu’s wife, of which such warrants Mr. Yu disclaims beneficial ownership, 44,520 shares of Common Stock, as well as options to acquire 26,161 shares exercisable within 60 days of March 25, 2019.

(8)
Includes options to acquire 92,853 shares exercisable within 60 days of March 25, 2019, and 10,065 shares.

(9)
Includes options to acquire 53,010 shares exercisable within 60 days of March 25, 2019, and 13,734 shares.

(10)
Includes options to acquire 26,161 shares exercisable within 60 days of March 25, 2019.

(11)
Consists of 36,000 shares of Common Stock, warrants to purchase up to 174,000 shares of Common Stock, and options to acquire 5,449 shares exercisable within 60 days of March 25, 2019.

(12)
Includes options to acquire 5,449 shares that are exercisable within 60 days of March 25, 2019.

(13)
Includes options to acquire 204,718 shares and warrants to purchase up to 174,000 shares, that are all exercisable within 60 days of March 25, 2019, and 59,799 shares.

CHANGE IN CONTROL
As previously disclosed, a change in control of the Company may be deemed to have occurred on December 27, 2017. On that date, the Company entered into a Securities Purchase Agreement with Bin Zhao (including such investor’s designees, the “Investors”), pursuant to which the Company issued to Investors in a private placement (the “Private Placement”) (i) 518,000 shares of the Company’s Common Stock at a price of  $2.00 per share (ii) 3,108 shares of Series D Convertible Preferred Stock, and (ii) warrants to purchase 3,108,000 shares of Common Stock (the “Warrants”).
The Warrants have an exercise price of  $2.00 per share, subject to adjustments as provided under the terms of the Warrants, and are immediately exercisable. The Warrants are exercisable for five years from the issuance date. As of March 25, 2019, based on the exercise of such warrants through such date, warrants to purchase 2,608,000 shares of Common Stock remain outstanding. The Series D Preferred Stock has been fully converted into Common Stock.
In connection with the Private Placement, the Company agreed to grant board representation and nomination rights to the Investors and their affiliates, such that the director nominees of the Investors shall constitute a majority of the Company’s Board of Directors, but no more than is necessary to constitute such a majority.
As a result of the foregoing transactions, as of December 31, 2017 the Investors and Ms. Zhao, collectively, had beneficial ownership of a majority of the securities of the Company that are entitled to vote, generally, with respect to matters submitted to the holders of the Common Stock. Accordingly, the Investors and Ms. Zhao may be deemed to have acquired control of the Company.
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2018 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,585,718	$6.55	502,206(2)
Equity compensation plans not approved by security holders	—	—
Total	1,585,718	$6.55	502,206

(1)
Consists of our 2013 Equity Incentive Plan (2013 Plan) and our Employee Stock Purchase Plan.

(2)
Includes 499,240 shares available for future issuance under our 2013 Plan and 2,966 shares available for future issuance under our Employee Stock Purchase Plan.

TRANSACTIONS WITH RELATED PERSONS
The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Under the Audit Committee charter, which is in writing, the Audit Committee must conduct an appropriate review of these related person transactions on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.
During the 2017 and 2018 fiscal years, we were not a participant in any related person transactions that required disclosure under this heading.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.
Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2018, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except for (i) DST Capital LLC, whose initial Form 3 filing was late and had three other late filings reporting various stock acquisition and conversion transactions, (ii) John Canepa, Thomas Robinson, and Blaine McKee, non-employee directors at the time of filing, and Messrs. McGorry and McNaughton, our named executive officers, who each had one late filing reporting the vesting of restricted stock units into common stock, (iii) Mr. Chen, our Chairman, whose initial Form 3 filing was late and had one other late filing reporting a conversion transaction, (iv) Dr. Zhang, our current director, as well as Zhou Heping and Du Xiaoyu, each of whose initial Form 3 filing was late, and (v) Mr. Young and Ms. Li, our current directors, each of whom who had one late filing reporting an acquisition transaction, and as to Ms. Li, whose initial Form 3 filing was late.
EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING
Stockholder proposals intended to be presented at our 2020 annual meeting of stockholders must be received by us on or before December 14, 2019 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.
Our By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not included in our proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of  (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.
SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
All securityholder recommendations for Director candidates must be submitted in writing to our Chief Financial Officer at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371, who will forward all recommendations to the Governance Committee. All securityholder recommendations for Director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for Director candidates must include:
•
the name and address of record of the securityholder,

•
a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

•
the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,

•
a description of the qualifications and background of the proposed Director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Governance Committee Charter,

•
a description of all arrangements or understandings between the securityholder and the proposed Director candidate,

•
the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and

•
any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table provides a summary of fees for professional services provided by RSM US, LLP, our independent registered public accounting firm, and KPMG LLP, our former independent registered public accounting firm, during the fiscal years ended December 31, 2018 and 2017, in each of the following categories as set forth in the table below.
	2018			2017
	RSM	KPMG	Total	Total
Audit Fees(1)	$189,000	$71,000	$260,000	$251,220
Tax Fees(2)	18,161	—	18,161	16,433
All Other Fees(3)	—	—	—	1,780
Total Fees	$207,161	$71,000	$278,161	$269,433

(1)
Audit Fees for both 2018 and 2017 included fees associated with the annual audit of our consolidated financial statements, and the reviews of our Quarterly Report on Form 10-Q. Audit Fees for KPMG for 2018 included fees relating to the filing of a Registration Statement on Form S-8, fees for the review of the quarter ended March 31, 2018, and auditor transition workpaper review. Audit fees for KPMG for 2017 included accounting consultations and fees relating to filing of Registration Statements on Form S-1.

(2)
Tax Fees included domestic and international tax compliance, tax advice and tax planning.

(3)
All other fees for 2017 included amounts paid for an accounting research online software tool.

All of the services performed in the years ended December 31, 2018 and December 31, 2017 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority to its Chairman for non-audit services with aggregate fees of  $10,000 or less. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. RSM US LLP has served as our independent registered public accounting firm since July 10, 2018. Prior to RSM US LLP, KPMG LLP had served as our independent registered public accounting firm since our Company’s formation. The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.
Although ratification of the appointment of our independent registered public accounting firm is not required by our By-laws or otherwise, the Board is submitting the appointment of RSM US LLP to our stockholders for ratification because we value the views of our stockholders. In the event that our stockholders fail to ratify the appointment of RSM US LLP, the Audit Committee will reconsider the appointment of RSM US LLP. Even if the appointment is ratified, the ratification is not binding and the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
A representative of RSM US LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.
Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3
APPROVAL OF AN AMENDMENT OF OUR
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO DECREASE THE NUMBER OF AUTHORIZED SHARES
OF COMMON STOCK TO 60,000,000
Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of 120,000,000 shares of Common Stock, par value $0.01 per share. On March 12, 2019, our Board of Directors approved a proposal to amend our Amended and Restated Certificate of Incorporation to decrease the number of shares of Common Stock that we are authorized to issue from 120,000,000 shares to 60,000,000 shares, subject to stockholder approval.
As of March 25, 2019, of the 120,000,000 currently authorized shares of Common Stock, 6,169,645 were issued and outstanding. Additionally, 491,759 shares were reserved for issuance under our 2013 Equity Incentive Plan, our Employee Stock Purchase Plan and pursuant to the exercise of outstanding warrants.
Purpose of the Amendment
As a Delaware corporation, we are required annually to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of capital stock we are authorized to issue under our Amended and Restated Certificate of Incorporation. Accordingly, by reducing the number of authorized shares of our Common Stock, we will significantly reduce the amount of our annual franchise tax obligation, based on current Delaware law.
Our Board of Directors believes the proposed amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed amendment to be voted on by the stockholders in order to preserve capital and minimize franchise tax obligations to the State of Delaware. If the authorization of a decrease in the available Common Stock is not approved, the Company will continue to incur higher than desired franchise taxes owed to the State of Delaware.
Text of the Amendment
Our Board of Directors proposes to amend the first sentence of Article IV of our Amended and Restated Certificate of Incorporation so that it would read in its entirety as follows:
“The total number of shares of capital stock which the Corporation shall have authority to issue is sixty two million (62,000,000) shares, of which (i) sixty million (60,000,000) shares shall be a class designated as common stock, par value $0.01 per share (the “Common Stock”), and (ii) two million (2,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock”).”
The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if this Proposal No. 3 is approved by the stockholders.
Potential Adverse Effects of Amendment
The proposed decrease in the number of authorized shares of our Common Stock could adversely affect us. We will have less flexibility to issue shares of Common Stock, including in connection with a potential merger or acquisition, stock dividend or equity offering. In the event that our Board of Directors determines that it would be in our best interest and the best interest of our stockholders to issue a number of shares of Common Stock in excess of the number of then authorized but unissued and unreserved shares of Common Stock, we would be required to seek the approval of our stockholders to increase the number of shares of authorized Common Stock, as applicable. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders. However, our Board of Directors believes that these potential risks are outweighed by the anticipated benefits of reducing our Delaware franchise tax obligations.

Effectiveness of Amendment
If the proposed amendment is adopted, the number of authorized shares of our Common Stock will be decreased from 120,000,000 to 60,000,000. The proposed preferred stock amendment will not change the par value of the shares of our Common Stock, affect the number of shares of our Common Stock that are outstanding, or affect the rights or privileges of holders of shares of our Common Stock. If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Annual Meeting. If the proposed amendment is not approved by the Company’s Stockholders, the number of authorized shares of Common Stock will remain unchanged.
Vote Required
The affirmative vote of the majority of the outstanding shares of Common Stock entitled to vote on such amendment is required for the approval of the proposed amendment to our Amended and Restated Certificate of Incorporation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 60,000,000. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.
MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371 or by telephone at (774) 233-7300. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.
OTHER MATTERS
The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2018. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2018 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO BIOSTAGE, INC., 84 OCTOBER HILL ROAD, SUITE 11, HOLLISTON, MASSACHUSETTS 01746-1371. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE ANNUAL MEETING.

APPENDIX A
CERTIFICATE OF AMENDMENT TO THE AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION
Pursuant to Section 242 of the General Corporation Law of the State of Delaware

Biostage, Inc., formerly known as Harvard Apparatus Regenerative Technology, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST:   The name of the Corporation is Biostage, Inc.
SECOND:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is May 3, 2012, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 28, 2013, as amended by a Certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on March 30, 2016 and effective as of March 31, 2016, a certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 26, 2016 and effective as of that date and a certificate of Amendment to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 26, 2017 and effective as of that date (as amended, the “Certificate”).
THIRD:   The Corporation hereby amends the Certificate as follows:
The first paragraph of the section entitled “CAPITAL STOCK” in ARTICLE IV of the Certificate is hereby deleted in its entirety and amended to read as follows:
“The total number of shares of capital stock which the Corporation shall have authority to issue is sixty two million (62,000,000) shares, of which (i) sixty million (60,000,000) shares shall be a class designated as common stock, par value $0.01 per share (the “Common Stock”), and (ii) two million (2,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.01 per share (the “Undesignated Preferred Stock”).”
FOURTH:   This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, Biostage, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this __ day of _________________, 2019.
BIOSTAGE, INC.
By:
James McGorry, Chief Executive Officer
A-1

BIOSTAGE, INC.
84 OCTOBER HILL ROAD
SUITE 11
HOLLISTON, MA 01746

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E72005-P23326

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOSTAGE, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

	For	Withhold
1a. Jason Jing Chen	☐	☐
1b. Matthew Dallas	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date